Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Insys Therapeutics, Inc. et al Debtors.	: : : : : :	Chapter 11 Case No. 19-11292 (KG) Jointly Administered

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.  Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.”  Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	Jun – Aug 2019 Cash Forecast Attached
Certificates of Insurance:
Workers Compensation	Attached
Property	Attached
General Liability	Attached
Vehicle	Attached
Other:	Attached
Identify areas of self-insurance with liability caps
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	Cash Management Interim Order Attached
General Operating Account
Money Market Account Pursuant to Local Rule 4001-3 for
the District of Delaware only. Refer to:
http://www.deb.uscourts.gov
Other:
Retainers Paid (Form IR-2)	Attached

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ Andrece Housley Signature of Authorized Individual*	6/25/19 Date

Andrece Housley Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Insys Therapeutics, Inc. et al - Case No. 19-11292 (KG)		Preliminary Working Draft
Consolidated Cash Flow Forecast		DRAFT - Subject to Material Change
		For Discussion Purposes Only

($ in Thousands)
Fiscal Year:	2019	2019	2019	2019
Fiscal Month:	Month 6	Month 7	Month 8	Jun 10 - Aug
Month Ended:	6/10 - 6/30	Jul-19	Aug-19	08/31/19
Actual / Forecast:	Forecast	Forecast	Forecast	Forecast

Post-Petition Month:	Month 1	Month 2	Month 3	Total
Monthly Cash Flow Budget - Consolidated

Operating Receipts
Sales Receipts (after Gross-to-Nets settled by credit)	$4,147	$3,676	$3,167	$10,989

Total Operating Receipts	$4,147	$3,676	$3,167	$10,989

Operating Disbursements
Employee Related	(1,256)	(1,984)	(2,651)	(5,892)
Rent (Equipment & Buildings) & Utilities	(145)	(341)	(316)	(803)
Manufacturing Costs	(538)	(15)	(192)	(745)
Gross-to-Nets (Direct Pay)	(2,384)	(248)	(1,341)	(3,974)
Consulting / Professional Fees	(571)	(534)	(562)	(1,667)
Legal	-	-	(1,520)	(1,520)
Research and Development / Regulatory	(3,280)	(1,878)	(1,715)	(6,873)
Sales & Marketing	(70)	(126)	(103)	(299)
General and Administrative	(460)	(323)	(205)	(988)
Insurance	(50)	(233)	-	(283)
Board of Directors Fees	(54)	(194)	(194)	(441)

Total Operating Disbursements	$(8,810)	$(5,876)	$(8,798)	$(23,484)

Operating Cash Flow	$(4,664)	$(2,200)	$(5,631)	$(12,495)

Bankruptcy Related Disbursements
Professional Fees	-	-	(2,420)	(2,420)
Utility Deposit	(36)	-	-	(36)
Vendor Deposits & Critical Vendors	(7,254)	-	-	(7,254)

Total Bankruptcy Related Disbursements	$(7,290)	$-	$(2,420)	$(9,710)

Net Cash Flow	$(11,954)	$(2,200)	$(8,051)	$(22,205)

Cash Balance
Beginning Cash Balance	37,402	25,447	23,247	37,402
Net Cash Flow	(11,954)	(2,200)	(8,051)	(22,205)

Ending Cash Balance before sale proceeds	$25,447	$23,247	$15,196	$15,196

Sales proceeds net of sale expenses			TBD	TBD
Ending Cash Balance including sale proceeds			TBD	TBD

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 3 of 24

ACORD

EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 06/14/2019

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE OF PROPERTY INSURANCE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

AGENCY Barney & Barney P.O. Box 85638 San Diego, CA 92186-5638 CA Insurance Lic. 0H1831	COMPANY Beazley Insurance Company NAIC NO:
FAX (A/C, No): E-MAIL ADDRESS: cassidy.heidt@marshmma.com	
CODE: SUB CODE:	
AGENCY CUSTOMER ID #: INSYSTHERA	
INSURED Insys Therapeutics Inc. 1333 South Spectrum Blvd., Suite 100 Chandler, AZ 85286	LOAN NUMBER: POLICY NUMBER: V26E68190101 EFFECTIVE DATE: 05/02/2019 EXPIRATION DATE: 05/02/2020 ☐ CONTINUED UNTIL TERMINATED IF CHECKED THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Employee Dishonesty	$2,000,000	$25,000
On-Premises	$2,000,000	$25,000
In Transit	$2,000,000	$25,000
Forger or Alteration	$2,000,000	$25,000
Money Orders and Counterfeit Paper Currency Fraud	$2,000,000	$1,000
Computer Fraud and Fund Transfer Fraud	$2,000,000	$25,000
Client Property Coverage	$2,000,000	$25,000
Credit Card Coverage	$2,000,000	$1,000

REMARKS (Including Special Conditions)

Expense Coverage - $25,000; $0 Deductible
Fraudulent Instruction - $250,000; $25,000 Deductible

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE ADDITIONAL INTEREST NAMED BELOW, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

ADDITIONAL INTEREST

NAME AND ADDRESS U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	☐ MORTGAGEE ☐ ADDITIONAL INSURED ☐ LOSS PAYEE LOAN # AUTHORIZED REPRESENTATIVE *Cassidy Heidt*

ACORD 27 (2006/07) Client # INSYSTHEMst # Cert #
Subject:

© ACORD CORPORATION 1993-2006. All rights reserved.

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 4 of 24

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER

Marsh & McLennan Agency LLC
CA Insurance Lic: 0H18131
9171 Towne Centre Drive, Suite 100
San Diego, CA 92122

CONTACT NAME: Cassidy Heidt
PHONE (A/C, No, Ext): (858) 587-7466
FAX (A/C, No):
E-MAIL ADDRESS: cassidy.heidt@marshmma.com

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : U.S. Specialty Insurance Company	
INSURER B : XL Specialty Insurance Company	
INSURER C : Underwriters at Lloyd's, London (Beazley)	
INSURER D : Endurance American Insurance Company	
INSURER E : National Union Fire Insurance Co. of Pittsburgh, PA	
INSURER F :	

INSURED

Insys Therapeutics, Inc.
1333 South Spectrum Blvd., Suite 100
Chandler, AZ 85286

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	GENERAL LIABILITY						EACH OCCURRENCE	$
	COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
	CLAIMS-MADE / OCCUR						MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
	GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED / RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						WC STATU-TORY LIMITS / OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Directors & Officers Liability			14-MGU-19-A46456	05/02/2019	05/02/2020	$5,000,000 in the Aggregate $1,5000 Retention	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Insurer B: Excess D&O; Policy No. ELU160951-19; 05/02/19-05/20/20; $5,000,000 excess of $5,000,000
Insurer C: Excess D&O; Policy No. B0509FINMW1900818; 05/02/19-05/20/20; $5,000,000 excess of $10,000,000
Insurer D: Excess D&O; Policy No. DOX10006981204; 05/02/19-05/20/20; $5,000,000 excess of $15,000,000
Insurer E: D&O Lead Side A; Policy No. 01-335-53-62; 05/02/19-05/20/20; $10,000,000 excess of $20,000,000
Insurer B: D&O Excess Side A; Policy No. ELU160954-19; 05/02/19-05/20/20; $5,000,000 excess of $30,000,000
Insurer A: D&O Excess Side A; Policy No. 14-MGU-19-A46459; 05/02/19-05/20/20; $5,000,000 excess of $35,000,000

CERTIFICATE HOLDER

U.S. Department of Justice
Office of the United States Trustee
District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Cassidy Heidt

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

The ACORD name and logo are registered marks of ACORD

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 5 of 24

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Marsh & McLennan Agency LLC CA Insurance Lic: 0H18131 9171 Towne Centre Drive, Suite 100 San Diego, CA 92122	CONTACT NAME: Cassidy Heidt PHONE (A/C, No, Ext): (858) 587-7466 FAX (A/C, No): E-MAIL ADDRESS: cassidy.heidt@marshmma.com
	INSURER(S) AFFORDING COVERAGE — NAIC #
INSURED Insys Therapeutics, Inc. 1333 South Spectrum Blvd., Suite 100 Chandler, AZ 85286	INSURER A: Endurance American Insurance Company INSURER B: INSURER C: INSURER D: INSURER E: INSURER F:

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	$ $ $
A	Employment Practices Liability / Fiduciary Liability			SLP30001058800	05/02/2019	05/02/2020	EPL: $5,000,000 Each Claim / Aggregate FID: $3,000,000 Each Claim / Aggregate	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

EPL Retention: $250,000 Per Claim
Fiduciary Retention: $0

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Cassidy Heidt

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

The ACORD name and logo are registered marks of ACORD

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 4 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME: Bree Schuman	
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	PHONE (A/C, No, Ext): 858 875 3051	FAX (A/C, No): 858 909 9881
	E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com	
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Hartford Steam Boiler Inspec & Ins	11452
INSURED	INSURER B :	
INSYS Therapeutics, Inc. (Named Insured Cont'd Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Equipment Breakdown			FBP2351681	10/31/2018	10/31/2019	Limit - $100,000,000 Ded: $500,000 (direct); 5 X ADV (indirect)	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Named Insured Includes: Insys Pharma, Inc.; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4184899/M4184838
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 6 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/18/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	CONTACT NAME: Bree Schuman PHONE (A/C, No, Ext): 858 875 3051 FAX (A/C, No): 858 909 9881 E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
INSYS Therapeutics, Inc. (Named Insured Con'td Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER A : Illinois Union Insurance Company	27960
	INSURER B : Lloyd's Syndicate 2623	555555
	INSURER C : Ironshore Specialty Insurance Company	25445
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT LOC OTHER:						EACH OCCURRENCE $ DAMAGE TO RENTED PREMISES (Ea occurrence) $ MED EXP (Any one person) $ PERSONAL & ADV INJURY $ GENERAL AGGREGATE $ PRODUCTS - COMP/OP AGG $ $
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY SCHEDULED AUTOS HIRED AUTOS ONLY NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) $ BODILY INJURY (Per person) $ BODILY INJURY (Per accident) $ PROPERTY DAMAGE (Per accident) $ $
	UMBRELLA LIAB OCCUR EXCESS LIAB CLAIMS-MADE DED RETENTION $						EACH OCCURRENCE $ AGGREGATE $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE OTH-ER E.L. EACH ACCIDENT $ E.L. DISEASE - EA EMPLOYEE $ E.L. DISEASE - POLICY LIMIT $
A	Products - Tail			G2757449A003	04/25/2018	04/25/2023	$10MM Limit/$10MM Agg
B	XS Products-Tail			W18178170301	04/25/2018	04/25/2023	$10MM Xs $10MM
C	XS Products-Tail			002705501	04/25/2018	04/25/2023	$10MM Xs $20MM

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Named Insured Includes: Insys Pharma Inc.; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1 #S4189667/M4189649

The ACORD name and logo are registered marks of ACORD

WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 8 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Marsh & McLennan Agency LLC
Marsh & McLennan Ins. Agency LLC
PO Box 85638
San Diego, CA 92186

CONTACT NAME: Bree Schuman
PHONE (A/C, No, Ext): 858 875 3051 | FAX (A/C, No): 858 909 9881
E-MAIL ADDRESS: Bree.Schuman@marshmma.com

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : TDC Specialty Insurance Company	34487
INSURER B : Underwriters at Lloyd's London	555555
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
INSYS Therapeutics, Inc.
(Named Insured Cont'd Below)
1333 South Spectrum Blvd, Suite 100
Chandler, AZ 85286

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Excess Products			LSX000451901	04/25/2019	04/25/2020	$10MM XS $10MM	
B	Excess Products			LSRXS0041519	04/25/2019	04/25/2020	$10MM XS $20MM	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER
U.S. Department of Justice
Office of the United States Trustee
District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4183546/M4183541
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 8 of 24
Client#: 355932 INSYSTHERA

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/12/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME: Bree Schuman	
Marsh & McLennan Agency LLC Marsh & McLennan Insurance Agency LLC PO Box 85638 San Diego, CA 92186	PHONE (A/C, No, Ext): 858 875 3051	FAX (A/C, No): 858 909 9881
	E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com	
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Associated Industries Insurance Co, Inc	23140
INSURED	INSURER B : Liberty Insurance Corporation	42404
INSYS Therapeutics, Inc. (Named Insured Cont'd Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER C : Employers Insurance Company of Wausau	21458
	INSURER D : Ironshore Specialty Insurance Company	25445
	INSURER E : The First Liberty Insurance Corp.	33588
	INSURER F : Navigators Insurance Company	42307

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / X OCCUR X Deductible: $1,000 GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY / PRO-JECT / LOC OTHER:			AES105539200	09/01/2018	09/01/2019	EACH OCCURRENCE	$1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$100,000
							MED EXP (Any one person)	$5,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
							PRODUCTS - COMP/OP AGG	$Excluded
								$
E	AUTOMOBILE LIABILITY X ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY			AS6Z91469461018	09/01/2018	09/01/2019	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	X UMBRELLA LIAB / X OCCUR EXCESS LIAB / CLAIMS-MADE DED / X RETENTION $10,000			TH7Z91469461038	09/01/2018	09/01/2019	EACH OCCURRENCE	$10,000,000
							AGGREGATE	$10,000,000
							PROD/CO	$Excluded
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A		WCCZ91469461028	09/01/2018	09/01/2019	X PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$1,000,000
							E.L. DISEASE - EA EMPLOYEE	$1,000,000
							E.L. DISEASE - POLICY LIMIT	$1,000,000
D	Product Liability Claims Made Retro: 04/25/2018			003571801	04/25/2019	04/25/2020	$10,000,000 Per Occ/Agg Deductible $500,000 Per Occ, $2,000,000 Agg	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Insurer F: Excess Liability; Policy No.CH18XR946455IV; 09/01/2018- 09/01/2019; $20,000,000 excess of $10,000,000

Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
	AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4178715/M4099794
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 10 of 24 INSYSTHERA

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT / INSURER INFORMATION	
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	CONTACT NAME: Bree Schuman PHONE (A/C, No, Ext): 858 875 3051 FAX (A/C, No): 858 909 9881 E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com	
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Illinois Union Insurance Company	27960
INSURED	INSURER B :	
INSYS Therapeutics, Inc. 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Pollution - Claims Made Retrodate:			PPLG27371851002 12/01/2013	12/01/2016	12/01/2019	Limit - $2,000,000 Aggregate - $2,000,000 SIR: $25,000	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4184833/M4184821
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 11 of 24
Client#: [illegible] INSYSTHERA

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME: Bree Schuman		
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	PHONE (A/C, No, Ext): 858-875-3051	FAX (A/C, No): 858-909-9881	
	E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com		
	INSURER(S) AFFORDING COVERAGE		NAIC #
	INSURER A : Princeton Excess & Surplus Lines Ins Co		10786
INSURED	INSURER B : Western World Insurance Company		13196
INSYS Therapeutics, Inc. (Named Insured Cont'd Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER C : National Fire & Marine Insurance Co		20079
	INSURER D :		
	INSURER E :		
	INSURER F :		

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $
A	Property			78A3XP000052500	10/31/2018	10/31/2019	$10MM Per Occ/Agg	
B	Property			BRB0003666	10/31/2018	10/31/2019	Included Above.	
C	Property			DF00003568	10/31/2018	10/31/2019	Included Above.	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4183969/M4183964
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 12 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER

Marsh & McLennan Agency LLC
Marsh & McLennan Ins. Agency LLC
PO Box 85638
San Diego, CA 92186

CONTACT NAME: Bree Schuman
PHONE (A/C, No, Ext): 858 875 3051 FAX (A/C, No): 858 909 9881
E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Princeton Excess & Surplus Lines Ins Co	10786
INSURER B :	Underwriters at Lloyd's London	555555
INSURER C :	Great Lakes Insurance SE	555555
INSURER D :	Evanston Insurance Company	35378
INSURER E :		
INSURER F :		

INSURED

INSYS Therapeutics, Inc.
(Named Insured Cont'd Below)
1333 South Spectrum Blvd, Suite 100
Chandler, AZ 85286

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Excess Property			78A3XP000052500	10/31/2018	10/31/2019	$15MM XS $10MM	
B	Excess Property			LP180156	10/31/2018	10/31/2019	Included Above	
C	Excess Property			GLSE180010	10/31/2018	10/31/2019	Included Above.	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Insurer D: Property; Policy No. MKLV11XP006995;10/31/2018 - 10//31/2019; Limits included above.
Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER

U.S. Department of Justice
Office of the United States Trustee
District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
#S4184146/M4184055
The ACORD name and logo are registered marks of ACORD
WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 18 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	CONTACT NAME: Bree Schuman PHONE (A/C, No, Ext): 858 875 3051 FAX (A/C, No): 858 909 9881 E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
INSYS Therapeutics, Inc. (Named Insured Cont'd Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER A : Princeton Excess & Surplus Lines Ins Co	10786
	INSURER B : Landmark American Insurance Company	33138
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY SCHEDULED AUTOS HIRED AUTOS ONLY NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB OCCUR EXCESS LIAB CLAIMS-MADE DED RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Excess Property			78A3XP000052500	10/31/2018	10/31/2019	$25MM xs $25MM	
B	Excess Property			LHD905990	10/31/2018	10/31/2019	Included Above.	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
The ACORD name and logo are registered marks of ACORD

#S4184155/M4184151 WSBAS

Case 19-11292-KG Doc 164 Filed 06/25/19 Page 14 of 24

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 6/14/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer any rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT
Marsh & McLennan Agency LLC Marsh & McLennan Ins. Agency LLC PO Box 85638 San Diego, CA 92186	CONTACT NAME: Bree Schuman PHONE (A/C, No, Ext): 858 875 3051 — FAX (A/C, No): 858 909 9881 E-MAIL ADDRESS: Bree.Schuman@MarshMMA.com

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
INSYS Therapeutics, Inc. (Named Insured Cont'd Below) 1333 South Spectrum Blvd, Suite 100 Chandler, AZ 85286	INSURER A : Princeton Excess & Surplus Lines Ins Co	10786
	INSURER B : Underwriters at Lloyd's London	555555
	INSURER C : Ironshore Specialty Insurance Company	25445
	INSURER D : Evanston Insurance Company	35378
	INSURER E :	
	INSURER F :	

COVERAGES — CERTIFICATE NUMBER: — REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Excess Property			78A3XP000052500	10/31/2018	10/31/2019	$50MM XS $50MM	
B	Excess Property			PRP000012201	10/31/2018	10/31/2019	Included Above.	
C	Excess Property			003856400	10/31/2018	10/31/2019	Included Above.	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Named Insured Includes: Insys Pharma; IC Operations, LLC; Insys Development Company, Inc.; Insys Manufacturing, LLC; IPSC,LLC.

Insurer D: Excess Property; Policy No.MKLV11XP006995;10/31/2018-10/31/2019; Limits included above.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Bree Schuman

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) 1 of 1
The ACORD name and logo are registered marks of ACORD
#S4184815/M4184812 WSBAS

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

------------------------------------------------------x

:

In re:Chapter 11

:

INSYS THERAPEUTICS, INC., et al., :Case No. 19-11292 (KG)
:

Debtors.1:Jointly Administered

:

:Re: D.I. 4

------------------------------------------------------x

INTERIM ORDER PURSUANT TO 11 U.S.C.

§§ 105, 345, 363, 364, 503, AND 507 (I) AUTHORIZING DEBTORS

TO (A) CONTINUE USING EXISTING CASH MANAGEMENT

SYSTEM, BANK ACCOUNTS, AND BUSINESS FORMS, (B) HONOR

OBLIGATIONS RELATING THERETO, AND (C) IMPLEMENT

ORDINARY COURSE CHANGES TO CASH MANAGEMENT SYSTEM,

(II) PROVIDING ADMINISTRATIVE EXPENSE PRIORITY FOR POSTPETITION

INTERCOMPANY CLAIMS, (III) EXTENDING TIME TO COMPLY WITH

REQUIREMENTS OF 11 U.S.C. § 345(b), AND (IV) GRANTING RELATED RELIEF

Upon the motion (the “Motion”),2 dated June 10, 2019, of Insys Therapeutics, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), as debtors and debtors in possession (collectively, the “Debtors”), pursuant to section 105, 345, 363, 364, 503, and 507 of title 11 of the United States Code (the “Bankruptcy Code”), for (a) authority, but not direction, to (i) continue their existing cash management system, including, without limitation, the continued maintenance of their existing bank accounts (the “Bank Accounts”) and business forms, (ii) implement changes to their cash management system in the ordinary course of business, including, without limitation, opening new or closing existing Bank Accounts, (iii) continue to perform under and honor postpetition intercompany transactions in the ordinary course of business, and (iv) honor obligations with respect to service fees and chargebacks in connection with existing agreements with the Banks; (b) administrative expense priority for postpetition Intercompany Claims; (c) a waiver or an extension of the time to comply

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Insys Therapeutics, Inc. (7886); IC Operations, LLC (9659); Insys Development Company, Inc. (3020); Insys Manufacturing, LLC (0789); Insys Pharma, Inc. (9410); IPSC, LLC (6577); and IPT 355, LLC (0155).  The Debtors’ mailing address is 1333 South Spectrum Blvd #100, Chandler, Arizona 85286.

[2]	Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Motion.

with the requirements of section 345(b) of the Bankruptcy Code to the extent they apply to the Bank Accounts; and (d) related relief, all as more fully set forth in the Motion; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334, and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and consideration of the Motion and the requested relief being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to the Notice Parties; and such notice having been adequate and appropriate under the circumstances, and it appearing that no other or further notice need be provided; and the Court having reviewed the Motion; and the Court having held a hearing to consider the relief requested in the Motion on an interim basis (the “Hearing”); and upon the Long Declaration, filed contemporaneously with the Motion, and the record of the Hearing; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and it appearing that the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors and their estates as contemplated by Bankruptcy Rule 6003, and is in the best interests of the Debtors, their estates, creditors, and all parties in interest; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1.The Motion is granted on an interim basis, as provided herein.

2.The Debtors are authorized, but not directed, pursuant to sections 105(a), 363, and 364 of the Bankruptcy Code to continue using and managing their cash pursuant to the Cash Management System maintained by the Debtors before the Petition Date; to collect and disburse cash in accordance with the Cash Management System, including through the Intercompany Transactions; and to make ordinary course changes to their Cash Management System.

3.The Debtors are further authorized to (a) designate, maintain, and continue to use any or all of their existing Bank Accounts in the names and with the account numbers existing immediately before the Petition Date in the ordinary course and in a manner consistent with prepetition practices; (b) deposit funds in and withdraw funds from such accounts by all usual means, including through check, wire transfer, and ACH payment, and other debits in the ordinary course and in a manner consistent with prepetition practices; (c) pay any Bank Fees or other charges associated with the Bank Accounts, whether arising before or after the Petition Date, in the ordinary course and consistent with the Debtors’ prepetition practice; and (d) treat their prepetition Bank Accounts for all purposes as debtor in possession accounts.

4.The Debtors are authorized pursuant to sections 364(a) and 503(b)(1) of the Bankruptcy Code to continue to engage in the Intercompany Transactions in the ordinary course of business, and all Intercompany Claims arising after the Petition Date shall be accorded administrative expense priority.

5.The Debtors shall maintain accurate records of all transfers within the Cash Management System so that all postpetition transfers and transactions, including intercompany transactions, shall be adequately and promptly documented in, and readily ascertainable from, their books and records, so that all transactions may be readily traced, recorded properly, and distinguished between prepetition and postpetition transactions.

6.The Debtors are authorized to use their existing Business Forms and are not required to (a) obtain new stock reflecting their status as debtors in possession or (b) print “Debtor-in-Possession,” the Debtors’ Chapter 11 Case numbers, or any other information on any of their Business Forms or wire transfers; provided that once the Debtors’ existing Business Forms have been used, the Debtors shall, when re-ordering Business Forms during the pendency of these Chapter 11 Cases, include a legend referencing the Debtors as “Debtors-In-Possession” and the lead Debtor’s bankruptcy case number on all Business Forms; provided, further, that to the extent that the Debtors or their agents print or generate checks themselves during the pendency of these Chapter 11 Cases, such checks shall include the “Debtor-In-Possession” legend and the lead Debtor’s bankruptcy case number within ten (10) business days after the date of entry of this Interim Order

7.The Debtors are further authorized, but not directed, to issue postpetition checks, wire transfers, and ACH payments, or to effect postpetition funds transfer requests, in replacement of any funds transfer requests that are dishonored as a consequence of these Chapter 11 Cases with respect to any prepetition amounts that are authorized to be paid pursuant to this Interim Order.

8.The Debtors are authorized, but not directed, to implement changes to the Cash Management System in the ordinary course of business in accordance with the terms of their existing deposit agreements, including, without limitation, the opening of any new bank accounts and the closing of any Bank Accounts as they may deem necessary and appropriate in their sole discretion, and the Banks and other financial institutions are authorized to honor the Debtors’ request to open or close, as the case may be, the Bank Accounts or additional bank accounts; provided that in the event the Debtors open or close any Bank Accounts, such opening or closing shall be timely indicated on the Debtors’ monthly operating reports and, within five (5) business days of such opening or closing, written notice thereof shall be provided to the U.S. Trustee and any official committee appointed in these Chapter 11 Cases (subsequent to its appointment); provided, further, that the Debtors shall open any such new Bank Account at banks that have executed a Uniform Depository Agreement (a “UDA”) with the U.S. Trustee, or at such banks that are willing to immediately execute such agreement.

9.The relief, rights, and responsibilities provided for in this Interim Order shall be deemed to apply to any and all Bank Accounts maintained in the Debtors’ names, including, without limitation, any new bank accounts, whether or not such Bank Accounts are identified on Exhibit B to the Motion, and any banks at which new accounts are opened shall be subject to the rights and obligations of this Interim Order.

10.Except as otherwise expressly provided in this Interim Order, the Banks are authorized to continue to maintain, service, and administer the Bank Accounts as accounts of the Debtors as debtors in possession, without interruption and in the ordinary course, in accordance with the terms of the documents governing the Bank Accounts, and to receive, process, honor, and pay, to the extent sufficient funds are available for deposit in the applicable Bank Accounts to cover such payments, any and all checks, drafts, wire transfers, and ACH payments issued by the Debtors and drawn on the Bank Accounts after the Petition Date; provided that any payments drawn, issued or made prior to the Petition Date shall not be honored absent direction of the Debtors consistent with terms of a separate order of the Court authorizing such prepetition payment.

11.Each Bank is authorized to charge, and the Debtors are authorized to pay and honor, both prepetition and postpetition fees, costs, charges, and expenses, including the Bank Fees, to which such Bank may be entitled under the terms of and in accordance with their contractual arrangements with the Debtors.

12.Each Bank is authorized to debit the Bank Accounts in the ordinary course of business without need for further order of this Court for: (a) all checks, wire transfers, ACH payments, and other payment orders drawn on the Bank Accounts that are cashed at a Bank counter or exchanged for cashier’s checks by the payees thereof prior to a Bank’s receipt of notice of the commencement of these Chapter 11 Cases; (b) all checks, wire transfers, ACH payments, and other items deposited or credited to the Bank Accounts prior to Petition Date that have been dishonored, reversed, or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the Debtors were responsible for such costs and fees prior to Petition Date; and (c) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to a Bank as a Bank Fee for the maintenance of the Cash Management System.

13.Each Bank may rely on the representations of the Debtors with respect to whether any checks, drafts, wire transfers, ACH payments, or other payment order drawn or issued by the Debtors prior to, on, or subsequent to the Petition Date should be honored pursuant to this or any other order of this Court, and such Bank shall not have any liability to any party for relying on such representations by the Debtors as provided for herein, and shall not be liable to any party on account of (a) following the Debtors’ representations, instructions, or presentations as to any order of the Court (without any duty of further inquiry), (b) honoring any prepetition checks, drafts, wire transfers, or ACH payments in a good faith belief or upon a representation by the Debtors that the Court has authorized such prepetition check, draft, wire transfer, or ACH payment, or (c) an innocent mistake made despite implementation of reasonable handling procedures.

14.Those certain existing deposit agreements between the Debtors and the Banks shall continue to govern the postpetition cash management relationship between the Debtors and the Banks, and all of the provisions of such agreements, including, without limitation, the termination and fee provisions, shall remain in full force and effect.

15.The Debtors shall have forty-five (45) days (or such additional time as to which the U.S. Trustee may agree) from the Petition Date within which to either come into compliance with section 345(b) of the Bankruptcy Code or to make such other arrangements as agreed to by the U.S. Trustee, and such extension is without prejudice to the Debtors’ right to request a further extension or waiver of the requirements of section 345(b) of the Bankruptcy Code.

16.For all Banks at which the Debtors maintain Bank Accounts that are party to a UDA with the U.S. Trustee, within fifteen (15) days of the date of entry of this Interim Order, the Debtors shall (a) contact each such Bank; (b) provide each such Bank with each of the Debtors’ employer identification numbers; and (c) identify each of the Bank Accounts held at such Banks as being held by a debtor in possession in a Chapter 11 Case.

17.For all Banks at which the Debtors maintain Bank Accounts that are not party to a UDA with the U.S. Trustee, the Debtors shall use their good faith efforts to cause such Banks to execute a UDA in a form prescribed by the Office of the United States Trustee within forty-five (45) days of the date of entry of this Interim Order.

18.Notwithstanding the Debtors’ use of a consolidated Cash Management System, the Debtors shall calculate quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each Debtor, regardless of which entity pays those disbursements.

19.Nothing in the Motion or this Interim Order shall be deemed to authorize the Debtors to accelerate any payments not otherwise due prior to the date of the hearing to consider entry of a final order on the Motion (the “Final Hearing”).

20.Nothing contained in the Motion or this Interim Order, nor any payment made pursuant to the authority granted by this Interim Order, is intended to be or shall be construed as (a) an admission as to the validity of any claim against the Debtors; (b) a waiver of the Debtors’ or any appropriate party in interest’s rights to dispute the amount of, basis for, or validity of any claim against the Debtors; (c) a waiver of any claims or causes of action that may exist against any creditor or interest holder; or (d) an approval, assumption, adoption, or rejection of any agreement, contract, lease, program, or policy between the Debtors and any third party under section 365 of the Bankruptcy Code.

21.The requirements of Bankruptcy Rule 6003(b) have been satisfied.

22.Under the circumstances of these Chapter 11 Cases, notice of the Motion is adequate under Bankruptcy Rule 6004(a) and Local Rule 9013-1(m).

23.Notwithstanding Bankruptcy Rule 6004(h), this Interim Order shall be immediately effective and enforceable upon its entry.

24.The Debtors are authorized to take all actions necessary to implement the relief granted in this Interim Order.

25.The Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, and/or enforcement of this Interim Order.

26.The Final Hearing on the Motion shall be held on July 8, 2019 at _9_:00 am (Prevailing Eastern Time) and any objections or responses to the Motion shall be in writing, filed with the Court, and served upon (a) the proposed attorneys for the Debtors, (i) Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Attn:  Gary T. Holtzer, Esq., Ronit J. Berkovich, Esq., and Candace M. Arthur, Esq.), and (ii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801 (Attn: John H. Knight, Esq., Paul N. Heath, Esq., and Amanda R. Steele, Esq.); and (b) the Notice Parties; in each case, on or prior to July 1, 2019 at 4:00 p.m. (Prevailing Eastern Time).

Dated:                          June 11, 2019

Wilmington, Delaware

    /s/ Kevin Gross

THE HONORABLE KEVIN GROSS

UNITED STATES BANKRUPTCY JUDGE

United States Bankruptcy Court
District of Delaware

In Re:
Insys Therapeutics, Inc., et al.
Debtors

Schedule of Retainers
All amounts in USD
Payee	Name of Payor	Payment Method	Payment Date(s)	Total Retainer	Total Amount Applied	Balance of Retainer at June 9, 2019
BDO USA, LLP	Insys Therapeutics, Inc.	Wire	6/7/2019	$397,550	$-	$397,550
Ernst & Young	Insys Therapeutics, Inc.	Wire	6/7/2019	25,000	-	25,000
Epiq Corporate Restructuring, LLC	Insys Therapeutics, Inc.	Wire	5/23/2019 6/7/2019	90,000	81,039	8,961
FTI Consulting, LLC	Insys Therapeutics, Inc.	Wire	4/26/2019 6/7/2019	500,000	309,119	190,881
Lazard Freres & Co, LLC	Insys Therapeutics, Inc.	Wire	6/7/2019	10,000	10,000	-
Richards, Layton, & Finger, PA	Insys Therapeutics, Inc.	Wire	5/31/2019 6/7/2019	374,909	374,909	-
Weil, Gotshal & Manges LLP[1]	Insys Therapeutics, Inc.	Wire	Various	9,296,634	5,846,232	3,450,402
Wilson, Sonsini, Goodrich & Rosati, P.C.	Insys Therapeutics, Inc.	Wire	Various	500,000	-	500,000

Total				$11,194,092	$6,621,298	$4,572,794

Footnotes
[1] Per Weil, Gotshal & Manges, LLP, advance retainer amount fluctuated over time. The highest retainer balance preceding petition date equal to $3,450,402.